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                                 E*TRADE Funds

       Supplement Dated July 13, 2006 to Prospectus Dated April 30, 2006

Fund Integration Proposals. As part of E*TRADE FINANCIAL Corporation's wealth management strategy, E*TRADE FINANCIAL Corporation ("E*TRADE") has purchased independent registered investment advisers that provide investment advisory services to high net worth clients. In pursuit of that strategy, in November 2005, E*TRADE acquired Kobren Insight Management, Inc. ("KIM"), a registered investment adviser and the current investment adviser to the Kobren Insight Funds, a registered management investment company with two current series (i.e., Kobren Growth Fund and Delphi Value Fund).

The management of E*TRADE Asset Management, Inc. ("ETAM"), the investment manager to the E*TRADE Funds, and KIM have worked closely together to develop a strategy of integrating the Kobren Insight Funds and the E*TRADE Funds with a goal of streamlining and improving the management and operations of the Kobren Insight Funds and the E*TRADE Funds while providing higher visibility and improved distribution to these small funds. In addition, the integration proposals are intended to permit the E*TRADE Funds to achieve greater economies of scale and facilitate the compliance functions of the funds by virtue of having a single investment company structure. E*TRADE believes that the integration proposals will be beneficial to shareholders of both the E*TRADE Funds and the Kobren Insight Funds as well as to E*TRADE.

In summary, the integration proposals recommended by E*TRADE to the separate Boards of Trustees of the E*TRADE Funds and the Kobren Insight Funds and considered by each of those Boards at Board meetings held on June 28 and June 29, 2006, are as follows:

  . Redomiciliation and Shell Reorganization of the Kobren Insight Funds. The Kobren Insight Funds would be redomiciled from a Massachusetts business trust into a Delaware statutory trust. In order to accomplish this, the Kobren Insight Funds would be reorganized into newly-created shell series of the E*TRADE Funds. The proposed Agreement and Plan of Reorganization and Redomiciliation ("Reorganization Agreement ") contemplates that all of the assets and liabilities of the current two series of the Kobren Insight Funds would be transferred to corresponding shell series of E*TRADE Funds in exchange for shares of those new shell series of the E*TRADE Funds.

  . Investment Management. In conjunction with the integration of the Kobren Insight Funds into the E*TRADE Funds, E*TRADE proposed that ETAM be approved as the investment manager of the Kobren Insight Funds following their reorganization into the newly created shell series of the E*TRADE Funds. Further, E*TRADE proposed that KIM be approved as the investment sub-adviser to the Kobren Growth Fund and Delphi Management Inc. ("Delphi") be approved as the investment sub-adviser to the Delphi Value Fund. The proposed consolidation of the advisory relationship with ETAM is intended to help to ensure consistent oversight of all of the E*TRADE proprietary mutual funds' investments while maintaining the current daily management of the Kobren Insight Funds through sub-advisory relationships with KIM and Delphi.

  . Board of Trustees. In addition, in order to further integrate the E*TRADE Funds and the Kobren Insight Funds, E*TRADE proposed that the Board of Trustees of the E*TRADE Funds approve a realignment of the Board of Trustees of the E*TRADE Funds so that (i) the number of Board members would be reduced from six to five and (ii) a current member of the Kobren Insight Funds' Board would be nominated to serve as an independent Board member of the E*TRADE Funds. In light of this integration initiative, two of the current independent Board members of the Board of Trustees of the E*TRADE Funds have agreed to resign from the Board and have submitted their resignations, which will be effective upon shareholder approval of a new slate of Board members. In conjunction with these actions, the Board of Trustees of the E*TRADE Funds approved the submission to Fund shareholders of a new slate of nominees to serve as members of the Board of Trustees of the E*TRADE Funds ("Board Nominees").

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Board Approvals. At the June 28, 2006 Board of Trustees meeting for the E*TRADE
Funds, the Board of Trustees approved (1) the Reorganization Agreement for the reorganization of the Kobren Insight Funds into shell series of the E*TRADE Funds and (2) each of the proposals concerning the realignment of Board of Trustees of the E*TRADE Funds. The proposals concerning the investment manager and sub-advisers for the Kobren Insight Funds have been deferred and will be considered by the Board of Trustees of the E*TRADE Funds following the election of the Board Nominees.

Shareholder Approvals. The proposed reorganizations of the Kobren Insight Funds into shell series of the E*TRADE Funds will require the approval of the shareholders of the Kobren Insight Funds in order to be effective. Shareholders of the E*TRADE Funds will NOT be solicited for approval of the proposed reorganizations. Shareholders of the E*TRADE Funds will be asked to approve the election of each of the Board Nominees. E*TRADE Funds anticipates distributing proxy solicitation materials to shareholders in connection with this proposal later this month.

E*TRADE has agreed to bear all of the fees, costs and expenses associated with implementing the integration proposals, including all proxy solicitation costs of the E*TRADE Funds and the Kobren Insight Funds, except for any brokerage fees and brokerage expenses associated with the proposed reorganizations of the Kobren Insight Funds.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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